As filed with the Securities and Exchange Commission on October 10, 2006.
Registration No. 333-137780

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

H&E EQUIPMENT SERVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	7350	81-0553291
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 200
Baton Rouge, Louisiana 70816
(225) 298-5200
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

See Table of Additional Registrants Below

John M. Engquist
President and Chief Executive Officer
11100 Mead Road, Suite 200
Baton Rouge, Louisiana 70816
(225) 298-5200
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

With a copy to:

Bonnie A. Barsamian, Esq.
Brian D. Short, Esq.
Dechert LLP
30 Rockefeller Plaza
New York, NY 10112
(212) 698-3500

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

H&E EQUIPMENT SERVICES, INC.

Table of Additional Registrants

		Primary
		Standard
	Jurisdiction of	Industrial	IRS Employer
	Incorporation or	Classification	Identification
Name	Organization	Number	Number

GNE Investments, Inc.	Washington	7350	41-1561043
Great Northern Equipment, Inc.	Montana	7350	81-0448694
H&E California Holding, Inc.	California	7350	33-0613371
H&E Equipment Services (California), LLC	Delaware	7350	20-1870322
H&E Finance Corp.	Delaware	7350	02-0602822

The address, including zip code, telephone number and area code, of the principal offices of the additional registrants listed above is: 11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816; the telephone number at that address is (225) 298-5200.

EXPLANATORY NOTE
     This Amendment No. 1 to the Registration Statement on Form S-4 of H&E Equipment Services, Inc. and the Additional Registrants is filed solely for the purpose of filing Exhibits 5.1, 5.2 and 5.3 thereto.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

(a) H&E Equipment Services, Inc. is a corporation organized under the laws of the State of Delaware.

Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee of or agent to the Registrant. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

As permitted by the DGCL, our certificate of incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to us or our stockholders; (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (3) under Section 174 of the DGCL regarding unlawful dividends and stock purchases; or (4) arising as a result of any transaction from which the director derived an improper personal benefit.

As permitted by the DGCL, our bylaws provide that (1) we are required to indemnify our directors and officers to the fullest extent permitted by applicable law; (2) we are permitted to indemnify our other employees to the extent permitted by applicable statutory law; (3) we are required to advance expenses to our directors and officers in connection with any legal proceeding, subject to the provisions of applicable statutory law; and (4) the rights conferred in our bylaws are not exclusive.

Section 145 of the DGCL authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against and incurred by such person in any such capacity, or arising out of such person’s status as such.

We have purchased insurance on behalf of our directors, members, managers and officers against certain liabilities that may be asserted against, or incurred by, such persons in their capacities as directors, members, managers and officers of H&E Equipment Services, Inc. or any of its subsidiaries, or that may arise out of their status as directors, members, managers and officers of H&E Equipment Services, Inc. or any of its subsidiaries, including liabilities under the federal and state securities laws.

Reference is made to Item 22 for our undertakings with respect to indemnification for liabilities arising under the Securities Act.

(b) H&E Finance Corp. is a corporation organized under the laws of the State of Delaware.

Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee of or agent to the Registrant. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

As permitted by the DGCL, our certificate of incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director.

As permitted by the DGCL, H&E Finance Corp.’s bylaws provide that (1) it is required to indemnify our directors and officers to the fullest extent permitted by applicable law; (2) it is permitted to indemnify our other employees to the extent permitted by applicable statutory law; (3) it is required to advance expenses to its directors and officers in connection with any legal proceeding, subject to the provisions of applicable statutory law; and (4) the rights conferred in its bylaws are not exclusive.

Section 145 of the DGCL authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against and incurred by such person in any such capacity, or arising out of such person’s status as such.

(c) GNE Investments, Inc. is a corporation organized under the laws of the State of Washington.

Sections 23B.08.500 through 23B.08.600 RCW of the Washington Business Corporations Act, or WBCA, contain specific provisions relating to indemnification of directors and officers of Washington corporations. In general, the statute provides that unless limited by the article of incorporation (i) a corporation shall indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such for reasonable expenses incurred in connection with the proceeding and (ii) a corporation may indemnify a director or officer for reasonable expenses, if it is determined as provided in the statute that the director’s or officer’s actions met a certain standard of conduct; provided, however that the corporation may not indemnify a director or officer who is adjudged liable to the corporation in a proceeding by or in the right of the corporation, or who is adjudged liable in any other proceeding on the basis that personal benefit was improperly received by the director or officer. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses, unless the articles of incorporation provide otherwise, and the court may order indemnification or advance of expenses under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation or bylaws or by resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

As permitted by the WBCA, the bylaws of GNE Investments, Inc. (which we refer to as GNE) provide that (1) GNE is required to indemnify its officers and directors and directors to the fullest extent permitted by applicable law, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of GNE; (2) the rights conferred in GNE’s bylaws are not exclusive; and (3) the board of directors of GNE is authorized to obtain insurance on behalf of any person who is or was a director, officer, employee or agent of GNE against any liability arising out of such person’s status as such, whether or not GNE would have the power to indemnify such person against such liability.

(d) Great Northern Equipment, Inc. is a corporation organized under the laws of the State of Montana.

Sections 35-1-451 to 35-1-459 of the Montana Code Annotated, 2005 cover permissive and mandatory indemnification of corporate directors, officers, employees and agents.

Section 35-1-452 provides that with certain exceptions a corporation (after an appropriate determination has been made that such indemnification is permissible under the indemnification statutes) may indemnify against liability an individual made a party to a proceeding because he is or was a director, if the individual (1) conducted himself in good faith; (2) reasonably believed (a) that his conduct in his official capacity was in the corporation’s best interest, and (b) that his conduct in other cases was at least not opposed to the corporation’s best interests; and (3) in a criminal proceeding had no reasonable cause to believe his conduct was unlawful. The corporation may not indemnify a director under this statute in connection with (1) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (2) any other proceeding in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

Section 35-1-453 provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because he is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding.

Section 35-1-455 provides that unless a corporation’s articles of incorporation provide otherwise, a director (or an officer under Section 35-1-457) of a corporation who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.

Section 35-1-454 also provides that a corporation may in advance of a final disposition of a proceeding pay or reimburse a director’s reasonable expenses in connection with the proceeding if (1) the director furnishes a written affirmation of the director’s good faith belief that the director has met the required statutory standard of conduct; (2) the director furnishes a written undertaking to repay the expenses if it is determined he did not meet the standard of conduct; and (3) those making the determination to advance expenses have determined the facts do not preclude indemnification under the indemnification statutes. The corporation may also under Section 35-1-457 indemnify and advance expenses to an officer, employee, or agent who is not a director to the extent, consistent with public policy, that may be provided by its articles of incorporation, bylaws, general or specific action of its board of directors, or contract.

Section 35-1-458 authorizes a corporation to purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent, against liability asserted against or incurred by such person in any such capacity, or arising out of such person’s status as such.

The articles of incorporation and bylaws of Great Northern Equipment, Inc. do not specifically address indemnification.

(e) H&E California Holding, Inc. is a corporation organized under the laws of the State of California.

Section 317 of the California Corporations Code provides that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding or action by reason of the fact that he or she is or was a director, officer, employee or other agent of such corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Section 317 also grants authority to a corporation to include in its articles of incorporation indemnification provision in excess of that permitted in Section 317, subject to certain limitations.

H&E California Holding, Inc.’s bylaws provides that it may indemnify any director, officer, agent or employee to those liabilities and on those terms and conditions as are specified in Section 317 of the California Corporations Code. H&E California Holding, Inc. shall have the right to purchase and maintain insurance on behalf of any such persons whether or not it would have the power to indemnify such person against the liability insured against.

(f) H&E Equipment Services (California), LLC is a limited liability company organized under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act, or the DLLCA, provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to the standards and restrictions, if any, set forth in its limited liability company agreement.

H&E Equipment Services (California), LLC’s limited liability company agreement provides that, except as limited by law, each manager and officer shall be entitled to be indemnified and held harmless by H&E Equipment Services (California), LLC to the full extent permitted under the DLLCA, as in effect from time to time, against all losses, claims, damages, expenses and liabilities that such person may at any time become subject to or liable for by reason of the formation, operation or termination of H&E Equipment Services (California), LLC or such person’s acting as a manager or officer or the authorized actions of such person in connection with the conduct of the affairs of H&E Equipment Services (California), LLC , provided that no such person shall be indemnified for results from any act or omission of such person that involves actual fraud or willful misconduct or any transaction from which such person derived improper personal benefit. The rights of indemnification are in addition to any rights to which such manager or officer may otherwise be entitled by contract or as a matter of law. Each manager’s and officer’s right to indemnification for costs and expenses shall be conditioned upon the delivery by such manager or officer to H&E Equipment Services (California), LLC of a written undertaking to reimburse H&E Equipment Services (California), LLC for all amounts so advanced if it is ultimately determined that such person is not entitled to indemnification. H&E Equipment Services (California), LLC is permitted to indemnify other employees and agents and shall maintain insurance to protect any manager, officer, employee or agent against any expense, liability or loss, whether or not it would have the power to indemnify such person against such expense, liability or loss.

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated February 2, 2006, among the Company, H&E LLC and Holdings (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
2.2	Acquisition Agreement, dated as of January 4, 2005, among H&E Equipment Services, L.L.C., Eagle Merger Corp., Eagle High Reach Equipment, LLC, Eagle High Reach Equipment, Inc., SBN Eagle LLC, SummitBridge National Investments, LLC and the shareholders of Eagle High Reach Equipment, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K of H&E Equipment Services L.L.C. (File Nos. 333-99587 and 333-99589), filed January 5, 2006).
3.1	Amended and Restated Certificate of Incorporation of H&E Equipment Services, Inc. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 20, 2006).
3.2	Amended and Restated Bylaws of H&E Equipment Services, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 20, 2006).
3.3	Amended and Restated Articles of Organization of Gulf Wide Industries, L.L.C. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.4	Amended Articles of Organization of Gulf Wide Industries, L.L.C., Changing Its Name To H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.5	Amended and Restated Operating Agreement of H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.6	Certificate of Incorporation of H&E Finance Corp. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.7	Certificate of Incorporation of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.8	Articles of Incorporation of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.6 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.9	Articles of Amendment to Articles of Incorporation of Williams Bros. Construction, Inc. Changing its Name to GNE Investments, Inc. (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.10	Bylaws of H&E Finance Corp. (incorporated by reference to Exhibit 3.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.11	Bylaws of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

Exhibit
Number	Description

3.12	Bylaws of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.1	Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed on September 13, 2002).
4.2	Registration Rights Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.3	Form of H&E Equipment Services, Inc. common stock certificate (incorporated by reference to Exhibit 4.3 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
4.4	Amended and Restated Security Holders Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.5	Amended and Restated Investor Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.6	Amended and Restated Registration Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.7	Supplemental Indenture, dated as of February 3, 2006, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 4.4 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.8	Supplemental Indenture, dated as of June 6, 2006, among H&E Equipment Services, Inc., H&E Finance Corp., the Guarantors and The Bank of New York (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed June 7, 2006).
4.9	Indenture, among H&E Equipment Services, Inc., the guarantors party thereto and The Bank of New York Trust Company, N.A., dated as of August 4, 2006 (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).
4.10	Registration Rights Agreement, among H&E Equipment Services, Inc., the guarantors party thereto, Credit Suisse Securities (USA), LLC and UBS Securities, LLC, dated as of August 4, 2006 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).
5.1	Opinion of Dechert LLP regarding legality.*
5.2	Opinion of Garlington, Lohn & Robinson, PLLP regarding legality.*
5.3	Opinion of Ryan, Swanson & Cleveland, PLLC regarding legality.*
10.1	Amended and Restated Credit Agreement among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, H&E Finance Corp., H&E California Holding, Inc., General Electric Capital Corporation, as agent and the other lenders party thereto, dated as of August 4, 2006 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).

Exhibit
Number	Description

10.2	Contribution Agreement and Plan of Reorganization, dated as of June 14, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment II, LLC (incorporated by reference to Exhibit 10.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.3	Securityholders Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings LLC (incorporated by reference to Exhibit 10.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.4	Registration Rights Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.7	First Amended and Restated Management Agreement, dated as of June 17, 2002, Bruckmann, Rosser, Sherrill & Co., Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., H&E Holdings L.L.C. and H&E Equipment Services, L.L.C. (incorporated by reference to Exhibit 10.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.8	Employment Agreement, dated as of June 29, 1999, by and between Gulf Wide Industries, L.L.C., and John M. Engquist (incorporated by reference to Exhibit 10.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.9	First Amendment to the Employment Agreement, dated as of August 10, 2001, by and among Gulf Wide Industries, L.L.C. and John M. Engquist (incorporated by reference to Exhibit 10.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.10	Consulting and Noncompetition Agreement, dated as of June 29, 1999, between Head & Engquist Equipment, L.L.C. and Thomas R. Engquist (incorporated by reference to Exhibit 10.20 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.11	Purchase Agreement by and among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 3, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed September 13, 2002).
10.12	Purchase Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., H&E Holdings L.L.C., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 17, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.13	Investor Rights Agreement by and among H&E Holdings, L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 10.22 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.14	Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.24 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.15	Pledge Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.16	Trademark Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.26 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).

Exhibit
Number	Description

10.17	Security Agreement, dated June 17, 2002, between H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 10.27 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.18	Security Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.28 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.19	Pledge Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.29 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.20	Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.30 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.21	Trademark Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.31 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.22	Patent Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.32 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.23	Severance and Consulting Agreement, dated March 1, 2004, between H&E Equipment Services, L.L.C. and Robert W. Hepler (incorporated by reference to Exhibit 10.33 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File No. 333-99587), filed September 29, 2005).
10.24	Consulting and Noncompetition Agreement, dated as of July 31, 2004, between H&E Equipment Services L.L.C. and Gary W. Bagley (incorporated by reference to Exhibit 10.34 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File Nos. 333-99587 and 333-99589), filed September 29, 2005).
10.25	Stipulation of Settlement dated November 23, 2005 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 29, 2005).
10.26	H&E Equipment Services, Inc. 2006 Stock-Based Compensation Incentive Plan, as amended and restated, effective June 6, 2006 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed June 8, 2006).
12.1	Computation of Ratio of Earnings to Fixed Charges.
21.1	Subsidiaries of H&E Equipment Services, Inc.
23.1	Consent of BDO Seidman, LLP.
23.2	Consent of Perry-Smith, LLP.
23.3	Consent of Dechert LLP (Included in Exhibit 5.1). *
23.4	Consent of Garlington, Lohn & Robinson, PLLP, Montana local counsel (Included in Exhibit 5.2).*
23.5	Consent of Ryan, Swanson & Cleveland, PLLC, Washington local counsel (Included in Exhibit 5.3).*
24.1	Power of Attorney (included on signature page).
99.1	Form of Letter of Transmittal.
99.2	Form of Notice of Guaranteed Delivery.
99.3	Form of Letter to Holders.
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99.5	Form of Letter to Clients.
99.6	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Filed herewith.

(b) Financial Statement Schedules

Schedules not listed above are omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statements or the notes thereto.

Item 22.	Undertakings

(a) The undersigned registrants hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

H&E Equipment Services, Inc.

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

* Gary W. Bagley		Chairman of the Board of Directors and Director	October 10, 2006

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director (Principal Executive Officer)	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 10, 2006

* Keith E. Alessi		Director	October 10, 2006

* Bruce C. Bruckmann		Director	October 10, 2006

Lawrence C. Karlson		Director

* John T. Sawyer		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

GNE Investments, Inc.

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer and Director	October 10, 2006

* Gary W. Bagley		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

Great Northern Equipment, Inc.

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer and Director	October 10, 2006

* Gary W. Bagley		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

H&E Finance Corp.

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer and Director	October 10, 2006

* Gary W. Bagley		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No.  to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

H&E California Holding, Inc.

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer and Director	October 10, 2006

* Gary W. Bagley		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the Registration Statement on Form S-4 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on October 10, 2006.

H&E Equipment Services (California), LLC

By:	/s/ JOHN M. ENGQUIST
John M. Engquist
President and Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the date indicated.

Name		Title	Date

/s/ JOHN M. ENGQUIST John M. Engquist		President, Chief Executive Officer and Director	October 10, 2006

/s/ LESLIE S. MAGEE Leslie S. Magee		Chief Financial Officer and Director	October 10, 2006

* Gary W. Bagley		Director	October 10, 2006

*By:	/s/ JOHN M. ENGQUIST John M. Engquist Attorney-in-Fact

Exhibit Index

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated February 2, 2006, among the Company, H&E LLC and Holdings (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
2.2	Acquisition Agreement, dated as of January 4, 2005, among H&E Equipment Services, L.L.C., Eagle Merger Corp., Eagle High Reach Equipment, LLC, Eagle High Reach Equipment, Inc., SBN Eagle LLC, SummitBridge National Investments, LLC and the shareholders of Eagle High Reach Equipment, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K of H&E Equipment Services L.L.C. (File Nos. 333-99587 and 333-99589), filed January 5, 2006).
3.1	Amended and Restated Certificate of Incorporation of H&E Equipment Services, Inc. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 20, 2006).
3.2	Amended and Restated Bylaws of H&E Equipment Services, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 20, 2006).
3.3	Amended and Restated Articles of Organization of Gulf Wide Industries, L.L.C. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.4	Amended Articles of Organization of Gulf Wide Industries, L.L.C., Changing Its Name To H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.5	Amended and Restated Operating Agreement of H&E Equipment Services L.L.C. (incorporated by reference to Exhibit 3.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.6	Certificate of Incorporation of H&E Finance Corp. (incorporated by reference to Exhibit 3.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.7	Certificate of Incorporation of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.5 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.8	Articles of Incorporation of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.6 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.9	Articles of Amendment to Articles of Incorporation of Williams Bros. Construction, Inc. Changing its Name to GNE Investments, Inc. (incorporated by reference to Exhibit 3.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.10	Bylaws of H&E Finance Corp. (incorporated by reference to Exhibit 3.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.11	Bylaws of Great Northern Equipment, Inc. (incorporated by reference to Exhibit 3.10 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
3.12	Bylaws of Williams Bros. Construction, Inc. (incorporated by reference to Exhibit 3.11 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
4.1	Indenture, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and The Bank of New York, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed on September 13, 2002).
4.2	Registration Rights Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 4.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

Exhibit
Number	Description

4.3	Form of H&E Equipment Services, Inc. common stock certificate (incorporated by reference to Exhibit 4.3 to Registration Statement on Form S-1 of H&E Equipment Services, Inc. (File No. 333-128996), filed January 5, 2006).
4.4	Amended and Restated Security Holders Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.5	Amended and Restated Investor Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.6	Amended and Restated Registration Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto (incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.7	Supplemental Indenture, dated as of February 3, 2006, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 4.4 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed February 3, 2006).
4.8	Supplemental Indenture, dated as of June 6, 2006, among H&E Equipment Services, Inc., H&E Finance Corp., the Guarantors and The Bank of New York (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed June 7, 2006).
4.9	Indenture, among H&E Equipment Services, Inc., the guarantors party thereto and The Bank of New York Trust Company, N.A., dated as of August 4, 2006 (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).
4.10	Registration Rights Agreement, among H&E Equipment Services, Inc., the guarantors party thereto, Credit Suisse Securities (USA), LLC and UBS Securities, LLC, dated as of August 4, 2006 (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).
5.1	Opinion of Dechert LLP regarding legality.*
5.2	Opinion of Garlington, Lohn & Robinson, PLLP regarding legality.*
5.3	Opinion of Ryan, Swanson & Cleveland, PLLC regarding legality.*
10.1	Amended and Restated Credit Agreement among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, H&E Finance Corp., H&E California Holding, Inc., General Electric Capital Corporation, as agent and the other lenders party thereto, dated as of August 4, 2006 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed on August 8, 2006).
10.2	Contribution Agreement and Plan of Reorganization, dated as of June 14, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment II, LLC (incorporated by reference to Exhibit 10.2 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.3	Securityholders Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings LLC (incorporated by reference to Exhibit 10.3 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.4	Registration Rights Agreement, dated as of June 17, 2002, by and among H&E Holdings L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC, certain members of management and other members of H&E Holdings L.L.C. (incorporated by reference to Exhibit 10.4 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).

Exhibit
Number	Description

10.7	First Amended and Restated Management Agreement, dated as of June 17, 2002, Bruckmann, Rosser, Sherrill & Co., Inc., Bruckmann, Rosser, Sherrill & Co., L.L.C., H&E Holdings L.L.C. and H&E Equipment Services, L.L.C. (incorporated by reference to Exhibit 10.7 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.8	Employment Agreement, dated as of June 29, 1999, by and between Gulf Wide Industries, L.L.C., and John M. Engquist (incorporated by reference to Exhibit 10.8 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.9	First Amendment to the Employment Agreement, dated as of August 10, 2001, by and among Gulf Wide Industries, L.L.C. and John M. Engquist (incorporated by reference to Exhibit 10.9 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.10	Consulting and Noncompetition Agreement, dated as of June 29, 1999, between Head & Engquist Equipment, L.L.C. and Thomas R. Engquist (incorporated by reference to Exhibit 10.20 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.11	Purchase Agreement by and among H&E Equipment Services L.L.C., H&E Finance Corp., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 3, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99587), filed September 13, 2002).
10.12	Purchase Agreement, among H&E Equipment Services L.L.C., H&E Finance Corp., H&E Holdings L.L.C., the guarantors party thereto and Credit Suisse First Boston Corporation, dated June 17, 2002 (incorporated by reference to Exhibit 10.21 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.13	Investor Rights Agreement by and among H&E Holdings, L.L.C., BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC and Credit Suisse First Boston Corporation, dated as of June 17, 2002 (incorporated by reference to Exhibit 10.22 to Registration Statement on Form S-4 of H&E Equipment Services L.L.C. (File No. 333-99589), filed September 13, 2002).
10.14	Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.24 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.15	Pledge Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.25 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.16	Trademark Security Agreement, dated June 17, 2002, between H&E Equipment Services L.L.C. and The Bank of New York (incorporated by reference to Exhibit 10.26 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.17	Security Agreement, dated June 17, 2002, between H&E Finance Corp. and The Bank of New York (incorporated by reference to Exhibit 10.27 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.18	Security Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.28 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.19	Pledge Agreement, dated June 17, 2002, between GNE Investments, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.29 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.20	Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.30 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).

Exhibit
Number	Description

10.21	Trademark Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.31 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.22	Patent Security Agreement, dated June 17, 2002, between Great Northern Equipment, Inc. and The Bank of New York (incorporated by reference to Exhibit 10.32 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2002 (File No. 333-99587), filed April 14, 2003).
10.23	Severance and Consulting Agreement, dated March 1, 2004, between H&E Equipment Services, L.L.C. and Robert W. Hepler (incorporated by reference to Exhibit 10.33 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File No. 333-99587), filed September 29, 2005).
10.24	Consulting and Noncompetition Agreement, dated as of July 31, 2004, between H&E Equipment Services L.L.C. and Gary W. Bagley (incorporated by reference to Exhibit 10.34 to Annual Report on Form 10-K of H&E Equipment Services L.L.C. for the year ended December 31, 2004 (File Nos. 333-99587 and 333-99589), filed September 29, 2005).
10.25	Stipulation of Settlement dated November 23, 2005 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services L.L.C. (File No. 333-99587), filed November 29, 2005).
10.26	H&E Equipment Services, Inc. 2006 Stock-Based Compensation Incentive Plan, as amended and restated, effective June 6, 2006 (incorporated by reference to Exhibit 10.1 to Form 8-K of H&E Equipment Services, Inc. (File No. 000-51759), filed June 8, 2006).
12.1	Computation of Ratio of Earnings to Fixed Charges.
21.1	Subsidiaries of H&E Equipment Services, Inc.
23.1	Consent of BDO Seidman, LLP.
23.2	Consent of Perry-Smith, LLP.
23.3	Consent of Dechert LLP (Included in Exhibit 5.1).*
23.4	Consent of Garlington, Lohn & Robinson, PLLP, Montana local counsel (Included in Exhibit 5.2).*
23.5	Consent of Ryan, Swanson & Cleveland, PLLC, Washington local counsel (Included in Exhibit 5.3).*
24.1	Power of Attorney (included on signature page).
99.1	Form of Letter of Transmittal.
99.2	Form of Notice of Guaranteed Delivery.
99.3	Form of Letter to Holders.
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
99.5	Form of Letter to Clients.
99.6	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Filed herewith.